THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE OR UPON DELIVERY OF AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THIS SECURITY IS ALSO SUBJECT TO AND HAS THE BENEFIT OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF JUNE 27, 2001 BETWEEN THE HOLDER AND RITE AID CORPORATION, COPIES OF WHICH ARE ON FILE WITH RITE AID CORPORATION.


Warrant No. __                                               Dated June 27, 2001

                                     WARRANT

   To Purchase __________ Shares of Common Stock par value $1.00 per share of

                              RITE AID CORPORATION

                             Expiring June 27, 2006


         THIS IS TO CERTIFY THAT, for value received, o or registered assigns ("Holder"), is entitled, subject to the terms set forth herein, to purchase from RITE AID CORPORATION, a Delaware corporation ("Rite Aid" or the "Company"), __________ shares (as adjusted from time to time as set forth in Article 4 hereof) of Common Stock of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof to the Warrant Agent, as defined herein, with the Form of Election to Purchase attached hereto duly executed, and simultaneous payment therefor in lawful money of the Untied States, as hereinafter provided, at the Exercise Price set forth herein.

         The Warrants are being issued in connection with the exchange by Holder and certain other entities of an aggregate of $152,025,000 principal amount of 10.5% Senior Secured Notes due 2002 of Rite Aid for a like amount of a new issue of 12.5% Senior Secured Notes due 2006 of Rite Aid pursuant to that certain exchange agreement dated as of June 27, 2001, by and between Rite Aid, Holder and the other entities party thereto.

         The Warrants are subject to certain restrictions on transfer and assignment as set forth in Section 6.4 herein.

         Certain terms used in this Warrant are defined in Article 5.


                                    ARTICLE 1

                       TERM OF WARRANT AND EXERCISE PRICE

         SECTION 1.1 Term. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., New York time, on June 27, 2006, and shall be null and void thereafter (the "Expiration Date").

         SECTION 1.2 Exercise Price. The Exercise Price at which this Warrant may be exercised is $6.00 per share of Common Stock, as may be adjusted from time to time, pursuant to the terms and conditions herein.


                                    ARTICLE 2

                              EXERCISE OF WARRANTS

         SECTION 2.1 Method of Exercise. To exercise this Warrant, in whole or in part, the Holder shall deliver on any Business Day, which Business Day shall be on or after the Warrant Issue Date, to the Company, at the office of the Warrant Agent, (a) this Warrant, (b) the Form of Election to Purchase attached hereto as Annex A, and (c) payment of the Exercise Price with respect to such Warrant Shares. Such payment of the Exercise Price in an amount equal to the product of (i) the Exercise Price then in effect, times (ii) the number of Warrant Shares for which this Warrant is being exercised (such product, the "Exercise Payment") may be made, at the option of the Holder, (x) by certified bank check in New York Clearing House Funds or wire transfer (such manner of payment, a "Cash Exercise Payment") or (y) canceling such portion of this Warrant in respect of the number of shares that is equal to the number of shares determined by dividing the Exercise Payment by (A) the current market price of the Common Stock as of the date of exercise or (B) if the current market price cannot be determined because the Common Stock is not listed or admitted to unlisted trading on the New York Stock Exchange, another national securities exchange, or NASDAQ, the amount most recently determined by the Company's Board of Directors in its good faith to represent the fair market value per share of the Common Stock, which determination may give affect to options, warrants and convertible securities outstanding. (such manner of payment, a "Non-Cash Exercise Payment"). The person or persons in whose name(s) any certificate(s) shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the share represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

         SECTION 2.2 Issuance of Certificates. The Company shall, as promptly as practicable and in any event within five Business Days after receipt of such Form of Election to Purchase, Warrant and payment, execute and deliver or cause to be executed and delivered, in accordance with such Election to Purchase, a certificate or certificates representing the aggregate number of Warrant Shares for which this Warrant is being exercised, subject to Section 2.4 herein. The share certificate or certificates so delivered shall be in such denominations as may be specified in such Election to Purchase, and shall be issued in the name of the Holder or such other name or names as shall be designated in such Election to Purchase. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of shares, as of the date the aforementioned Warrant, Election to Purchase and payment is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder specified in such notice, appropriate notation may be made on this Warrant which shall then be returned to the Holder. All Warrants delivered for exercise shall be cancelled by the Company.

         SECTION 2.3 Shares to Be Fully Paid and Nonassessable. All Warrant Shares shall be validly issued, fully paid and nonassessable and, if the Common Stock is then listed on the NYSE or any other national securities exchange or quoted on Nasdaq, shall be duly listed or quoted thereon, as the case may be.

         SECTION 2.4 No Fractional Shares Required to Be Issued. The Company shall not be required to issue fractional shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon such exercise of this Warrant, then, in lieu of such fractional share, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the closing sale price (based on a trading day from 9:30 a.m. to 4:00 p.m. New York City time) on the New York Stock Exchange of one share of Common Stock on the date of exercise.

         SECTION 2.5 Share Legend. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares are being acquired solely for the Holder's own account, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account, for investment, and not with a view toward distribution or resale except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         Each certificate for Warrant Shares, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

                  "This security has not been registered under the Securities Act of 1933, as amended, and may not be sold or offered for sale unless registered under said Act and any applicable state securities laws or unless an exemption from such registration is available or upon delivery of an opinion of counsel or other evidence reasonably satisfactory to Rite Aid Corporation that such registration is not required. This security is also subject to and has the benefit of a Registration Rights Agreement dated as of June 27, 2001 between the Holder and Rite Aid Corporation, copies of which are on file with Rite Aid Corporation."

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the Holder of such certificate (who may be an employee of such Holder) and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

         SECTION 2.6 Reservation. The Company has duly reserved and will keep available for issuance upon exercise of the Warrant the total number of Warrant Shares deliverable from time to time upon exercise of all Warrants from time to time outstanding.

         SECTION 2.7 Taxes. The Company shall pay all expenses and any and all documentary, stamp and other similar taxes which may be payable with respect to the issuance and delivery of Warrant Shares and any new Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any transfer tax or taxes which may be payable in respect of any transfer involved in the issue of the Warrant or Warrant Shares in the name other than the registered holder of the Warrant surrendered upon exercise of the Warrant, and the Company shall not be required to issue or deliver such Warrant unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.


                                    ARTICLE 3

                        WARRANT AGENT; TRANSFER, EXCHANGE
                           AND REPLACEMENT OF WARRANTS

         SECTION 3.1 Warrant Agent. As long as this Warrant remains outstanding, the Company shall perform the obligations of and be the warrant agent with respect to the Warrant (the "Warrant Agent") at its address set forth on the signature page or at such other address as the Company shall specify by written notice to the Holder.

         SECTION 3.2 Ownership of Warrant. The Company may deem and treat the Person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until due presentment of this Warrant for registration of transfer as provided in this Article 3.

         SECTION 3.3 Transfer of Warrant. The Company agrees to maintain at the offices of the Warrant Agent books for the registration of transfers of the Warrant, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agent's offices, together with the Form of Assignment attached hereto as Annex B, duly executed by the Holder or its duly authorized agent or attorney. Subject to Section 6.4 herein, upon surrender and upon payment of funds sufficient to pay any transfer taxes, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment (which shall be whole numbers of shares only) and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, if any, and this Warrant shall promptly be cancelled.

         SECTION 3.4 Division or Combination of Warrants. Subject to Section 6.4 herein, this Warrant may be divided or combined with other Warrants upon present ment hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agent, together with the annexed Form of Assignment, specifying the names and denominations (which shall be whole numbers of shares only) in which the new Warrant or Warrants are to be issued, signed by the Holder or Holders thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 3.3 and 6.4 as to any transfer or assignment which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         SECTION 3.5 Loss, Theft, Destruction of Warrant Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

         SECTION 3.6 Expenses of Delivery of Warrants. The Company shall pay all reasonable expenses and other charges (other than transfer taxes) payable in connection with the preparation, issuance and delivery of Warrants hereunder.

                                    ARTICLE 4

                             ANTIDILUTION PROVISIONS

         SECTION 4.1 Adjustment Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time, as follows:

         SECTION 4.2 Adjustment for Stock Dividends, Distributions and Subdivisions. In the event the Company shall declare or pay any dividend or make any other distribution on all of the Common Stock payable in shares of Common Stock, or shall effect a subdivision of all of the outstanding Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then and in each such case, the applicable Exercise Price in effect immediately prior to such stock dividend, distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, distribution or subdivision, be proportionately decreased and, the number of Warrant Shares shall, concurrently with the effectiveness of such stock dividend, distribution or subdivision, be proportionately increased, provided, that, in the event such issuance is declared but not effected, the applicable Exercise Price and the number of Warrant Shares shall be readjusted as if such issuance was not declared.

         SECTION 4.3 Adjustments for Common Stock Subdivisions and Combinations. In case at any time after the date hereof, all or any portion of the Common Stock outstanding shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced and, the number of Warrant Shares shall be proportionately increased, and, conversely in case at any time after the date hereof, all or any portion of the shares of Common Stock outstanding shall each be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased and, the number of Warrant Shares shall be proportionately decreased, such reductions or increases, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         SECTION 4.4 Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In the event the Company (i) consolidates with or merges into any other corporation or entity and is not the continuing or surviving corporation or entity of such consolidation or merger, (ii) permits any other corporation or entity to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the shares of Common Stock are changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (iii) transfers all or substantially all of its properties or assets, directly or indirectly, to any other corporation or entity (other than to a wholly owned Subsidiary of the Company if such Subsidiary remains wholly owned by the Company after such transfer or any other transaction or series of transactions related to such transfer), then, and in each such event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Section 4.4, each Holder, upon any exercise at any time after the consummation of such consolidation, merger or transfer, shall be entitled to receive, in lieu of the shares of Common Stock issuable upon any exercise prior to such consummation, the stock and other securities, cash and property to which such Holder would have been entitled upon such consummation if such Holder had exercised its Warrants immediately prior to such consummation (or, if applicable, any record date with respect to such transaction), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in this Article 4. Notwithstanding anything contained herein to the contrary, (A) the Company will not effect any of the transactions described in clauses (i) through (iii) of this Section 4.4 unless, prior to the consummation thereof, each corporation or entity (other than the Company) which may be required to deliver any stock, securities, cash or property upon the exercise of the Warrants shall assume, by written instrument, a copy of which shall be delivered to each Holder, the obligation to deliver to such Holder such shares of stock, securities, cash or property as such holder may be entitled to receive upon exercise of the Warrants.

         SECTION 4.5 Adjustments for Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of the Warrants is changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision, combination or consolidation of shares, or merger, consolidation or asset sale, provided for in Sections 4.2, 4.3 and 4.4), then and in each such case, the applicable Exercise Price then in effect and the number of Warrant Shares shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionateley adjusted such that the Warrants shall be exercisable into, in lieu of the number of shares of Common Stock which the Holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the Holders upon exercise of the Warrants immediately before that change. No class or series of Common Stock shall be so changed into shares of any other class or series of stock unless a proportional and equivalent change is made with respect to all other classes or series of Common Stock.

         SECTION 4.6 Distribution of Assets. If the Company shall declare or make any dividend or other distribution of securities, evidences of its indebtedness or assets (including without limitation, rights, warrants or options) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash other than ordinary cash distributions not to exceed on an annual basis 12.5% of the Market Price of the Common Stock, stock or other securities, property, rights or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case, the Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of Holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price deter mined by multiplying such Exercise Price by a fraction of which (A) the numerator shall be the Market Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Market Price of the Common Stock on the trading day immediately preceding such record date.

         SECTION 4.7 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the applicable Exercise Price pursuant to this
Article 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

         SECTION 4.8 Minimum Adjustment. Notwithstanding any of the foregoing provisions of this Article 4, no adjustment in the Exercise Price or the number of Warrant Shares need be made until all cumulative adjustments amount to 1% or more of the Exercise Price or the number of Warrant Shares as last adjusted. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

         SECTION 4.9 Certain Limitations. Notwithstanding any other provision of this Article 4, no adjustment to the Exercise Price shall reduce the Exercise Price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the Exercise Price to such par value.

The Company hereby covenants not to take any action (1) to increase the par value per share of the Common Stock, (2) that would or does result in any adjustment in the Exercise Price that would cause the Exercise Price to be less than the then par value per share of the Common Stock or (3) that would or does result in any adjustment to the number of shares for which this Warrant may be exercised that would cause such number to exceed the number of authorized but unissued shares of Common Stock not reserved for other purposes.


                                    ARTICLE 5

                                   DEFINITIONS

         The following terms, as used in this Warrant, have the following meanings:

         "Business Day" means any day except Saturday, Sunday and any day on which banking institutions located in New York City, New York generally are authorized or required by law or other governmental action to be closed.

         "Capital Stock" means (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents of corporate stock, (iii) in the case of a partnership or limited liability company, partnership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Common Stock" means the common stock, par value $1.00 per share, of the Company.

         "Company" means Rite Aid Corporation, a Delaware corporation, and its successors.

         "Exercise Price" means $6.00, per share, subject to adjustment from time to time pursuant to Article 4.

         "Holder" has the meaning set forth in the first paragraph of this Warrant.

         "Market Price" means the average of the daily closing prices (based on a trading day from 9:30 a.m. to 4:00 p.m. New York City time) on the New York Stock Exchange for the Common Stock for each of the five (5) consecutive trading days immediately preceding the day in question.

         "NASD" means The National Association of Securities Dealers, Inc.

         "Nasdaq" means The National Association of Securities Dealers, Inc. Automated Quotation System.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government or any agency or political subdivision thereof or any other entity that may be treated as a person under applicable law.

         "Securities Act" means the Securities Act of 1933, as amended, and rules and regulations of the Securities and Exchange Commission thereunder.

         "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

         "Trading Day" means (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which a trade may be made on the Nasdaq National Market or (z) if the applicable security is not otherwise listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

         "Warrant Agent" has the meaning set forth in Section 3.1.

         "Warrant Shares" means the shares of Common Stock issuable upon the exercise of the Warrants.


                                    ARTICLE 6

                                  MISCELLANEOUS

         SECTION 6.1 Notices. Notices and other communications provided for herein shall be in writing and may be given by mail, courier, confirmed telex or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or, if mailed, four Business Days after being deposited in the United States mail with postage prepaid and properly addressed. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Warrant Agent, unless the Holder shall notify the Warrant Agent that notices and communications should be sent to a different address (or telex or facsimile number), in which case such notices and communications shall be sent to the address (or telex or facsimile number) specified by the Holder.

         SECTION 6.2 Amendments. The provisions of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder(s) of at least fifty percent (50%) of the Warrants.

         SECTION 6.3 Governing Law. THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

         SECTION 6.4 Transfer; Covenants to Bind Successor and Assigns. All covenants, stipulations, promises and agreements contained in this Warrant by or on behalf of the Company or the Holder shall bind its successors and assigns, whether so expressed or not.

         This Warrant shall be transferable and assignable by the Holder hereof in whole or from time to time in part to any other Person, without the consent of the Company, and the provisions of this Warrant shall be binding upon and inure to the benefit of the Holder hereof and its successors and assigns; provided, that, this Warrant may not be transferred or assigned, in whole or in part, without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of any investment representation letters and legal opinions satisfactory to the Company as contemplated by this Agreement).

         SECTION 6.5 No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the shares of Common Stock purchasable upon exercise, including, without limitation, the right to vote such shares of Common Stock, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and, except as explicitly stated herein, the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                                       RITE AID CORPORATION


                                       By:____________________________________
                                       Name:  Elliot S. Gerson
                                       Title: Senior Executive Vice President,
                                              General Counsel and Assistant
                                              Secretary
                                       Address: 30 Hunter Lane
                                                Camp Hill, PA 17011

                                       Attention: Chief Financial Officer
                                       Telephone No.: (717) 975-5806
                                       Facsimile No.: (717) 760-7867

[Corporate Seal]

Attest:


_________________________
Name:
Title:

                                                                         ANNEX A

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 2.1]

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _______ Warrant Shares. The undersigned herewith tenders in payment for such securities the Exercise Payment as follows:

[ ] Cash Exercise Payment: a certified or official bank check payable in New York Clearing House Funds to the order of [ ] in the amount of $________, or

[ ] Non-Cash Exercise Payment: the undersigned hereby elects to make payment of the Exercise Payment pursuant to the Non-Cash Exercise Payment provisions of the attached Warrant.

all in accordance with the terms of Section 2.1 of the Warrant dated as of June 27, 2001 between the Holder and Rite Aid Corporation. The undersigned requests that certificates for such securities be registered in the name of the undersigned whose address is ___________________ and that such certificates be delivered to the undersigned at such address.

Dated:______________________, 20___


                                              Signature _______________________
                                              (Signature must conform in all
                                              respects to name of Holder as
                                              specified on the face of the
                                              Warrant Certificate or with the
                                              name of the assignee appearing on
                                              the Form of Assignment attached
                                              hereto.)


                                              __________________________________
                                              (Insert Social Security or Other
                                              Identifying Number of Holder)

                                                                         ANNEX B

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered Holder if such Holder
                  desires to transfer the Warrant Certificate.)


                  FOR VALUE RECEIVED ______________ hereby sells, assigns and transfers under _______________________________________________________
                            (Please print name and address of transferee)

the Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated: _________________ ,20___          Signature: ____________________________
                                         (Signature must conform in all respects
                                         to name of Holder as specified on the
                                         face of the Warrant Certificate.)


                                         _______________________________________
                                         (Insert Social Security or Other
                                         Identifying Number of Holder)